SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549



                           FORM 8-K



                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



Date of Report                                November 25, 2003
(Date of earliest event reported)            (November 24, 2003)


                HEARTLAND FINANCIAL, USA, INC.
    (Exact name of Registrant as specified in its charter)


                           Delaware
        (State or other jurisdiction of incorporation)


       0-24724                               42-1405748
(Commission File Number)                  (I.R.S. Employer
                                     Identification Number)


1398 Central Avenue, Dubuque, Iowa                    52001
(Address of principal executive offices)          (Zip Code)


                        (563) 589-2100
     (Registrant's telephone number, including area code)


Item 5.  Other Information

On November 24, 2003, Heartland Financial USA, Inc. issued a press release announcing a 3-for-2 stock split effected in the form of a 50 percent stock dividend, payable on December 29, 2003, to stockholders of record as of December 15, 2003. The press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          None.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          None.

     (c)  EXHIBITS.

          99.1  Press Release dated November 24, 2003.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEARTLAND FINANCIAL USA, INC.



Dated:  November 25, 2003       By:/s/ John K. Schmidt
                                ---------------------------
                                John K. Schmidt
                                Executive Vice President
                                and Chief Financial Officer